Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

September 30, 2012

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2012

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)

	September 30, 2012	December 31, 2011
	(Unaudited)
Assets
Investments:
Fixed maturity securities:
Available for sale, at fair value	$22,410,492	$18,464,109
Held for investment, at amortized cost	76,048	2,644,206
Equity securities, available for sale, at fair value	61,604	62,845
Mortgage loans on real estate	2,724,321	2,823,047
Derivative instruments	577,784	273,314
Other investments	196,779	115,930
Total investments	26,047,028	24,383,451

Cash and cash equivalents	2,397,434	404,952
Coinsurance deposits	2,913,273	2,818,642
Accrued investment income	276,875	228,937
Deferred policy acquisition costs	1,639,791	1,683,857
Deferred sales inducements	1,234,471	1,242,787
Deferred income taxes	—	21,981
Income taxes recoverable	—	8,441
Other assets	88,901	81,671
Total assets	$34,597,773	$30,874,719

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$30,980,046	$28,118,716
Other policy funds and contract claims	457,162	400,594
Notes payable	306,696	297,608
Subordinated debentures	245,825	268,593
Deferred income taxes	73,835	—
Income taxes payable	1,415	—
Other liabilities	817,841	380,529
Total liabilities	32,882,820	29,466,040

Stockholders' equity:
Common stock	61,548	57,837
Additional paid-in capital	493,797	468,281
Unallocated common stock held by ESOP	(2,931)	(3,620)
Accumulated other comprehensive income	712,186	457,229
Retained earnings	450,353	428,952
Total stockholders' equity	1,714,953	1,408,679
Total liabilities and stockholders' equity	$34,597,773	$30,874,719

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2012

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Revenues:
Traditional life insurance premiums	$3,300	$3,126	$9,770	$9,331
Annuity product charges	23,875	20,405	65,176	57,259
Net investment income	318,594	305,502	965,763	894,508
Change in fair value of derivatives	161,090	(333,621)	269,404	(206,997)
Net realized losses on investments, excluding other than temporary impairment ("OTTI") losses	(1,238)	(17,292)	(7,925)	(19,339)
OTTI losses on investments:
Total OTTI losses	—	(5,133)	(2,156)	(10,346)
Portion of OTTI losses recognized from other comprehensive income	(1,686)	(3,758)	(3,389)	(7,345)
Net OTTI losses recognized in operations	(1,686)	(8,891)	(5,545)	(17,691)
Total revenues	503,935	(30,771)	1,296,643	717,071

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,865	1,888	6,232	6,282
Interest sensitive and index product benefits (a) (d)	246,105	223,232	527,961	621,317
Amortization of deferred sales inducements (c)	7,709	(28,065)	50,359	22,892
Change in fair value of embedded derivatives	188,201	(205,565)	466,278	(138,225)
Interest expense on notes payable	7,141	7,984	21,208	23,723
Interest expense on subordinated debentures	3,235	3,488	10,384	10,435
Interest expense on amounts due under repurchase agreements	—	—	—	5
Amortization of deferred policy acquisition costs (c)	25,954	(28,930)	105,086	65,155
Other operating costs and expenses (b)	36,170	15,903	76,785	50,011
Total benefits and expenses	516,380	(10,065)	1,264,293	661,595
Income (loss) before income taxes	(12,445)	(20,706)	32,350	55,476
Income tax expense (benefit)	(4,616)	(7,638)	10,949	18,927
Net income (loss) (a) (b) (c) (d)	$(7,829)	$(13,068)	$21,401	$36,549

Earnings (loss) per common share	$(0.13)	$(0.22)	$0.35	$0.62
Earnings (loss) per common share - assuming dilution (a) (b) (c) (d)	$(0.13)	$(0.22)	$0.34	$0.59
Weighted average common shares outstanding:
Earnings (loss) per common share	62,504	59,596	60,723	59,429
Earnings (loss) per common share - assuming dilution	65,262	62,698	65,232	62,783

(a), (b), (c), (d) - See notes on page 3.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2012

Notes to Consolidated Statements of Operations

(a)
Nine months ended September 30, 2011 includes an adjustment recorded in the first quarter 2011 to single premium immediate annuity reserves which reduced interest sensitive and index product benefits by $4.2 million and increased net income and earnings per common share - assuming dilution by $2.7 million and $0.04 per share, respectively.

(b)
Other operating costs and expenses for the three and nine months ended September 30, 2012 include $2.2 million and $7.2 million, respectively, of expense related to the impact of the prospective adoption (effective January 1, 2012) of revised accounting guidance for deferred policy acquisition costs. This change, including the impact on related amortization expense, increased the net loss and decreased operating income for the three months ended September 30, 2012 by $1.5 million, decreased net income and operating income for the nine months ended September 30, 2012 by $4.6 million, increased loss per commons share - assuming dilution and decreased operating income per common share - assuming dilution for the three months ended September 30, 2012 by $0.02 per share, and decreased earnings per common share - assuming dilution and operating earnings per common share - assuming dilution for the nine months ended September 30, 2012 by $0.07 per share.

(c)
Three and nine months ended September 30, 2012 include expense from unlocking which decreased amortization of deferred sales inducements by $0.2 million and increased amortization of deferred policy acquisition costs by $3.7 million, increased the net loss for the three months ended September 30, 2012 and decreased net income for the nine months ended September 30, 2012 by $2.2 million and increased loss per common share - assuming dilution for the three months ended September 30, 2012 and decreased earnings per common share - assuming dilution for the nine months ended September 30, 2012 by $0.03 per share.

Three and nine months ended September 30, 2011 include benefit from unlocking which reduced amortization of deferred sales inducements by $5.0 million and amortization of deferred policy acquisition costs by $9.1 million, reduced the net loss for the three months ended September 30, 2011 and increased net income for the nine months ended September 30, 2011 by $9.1 million, reduced loss per common share - assuming dilution for the three months ended September 30, 2011 by $0.15 per share, and increased earnings per common share - assuming dilution for the nine months ended September 30, 2011 by $0.14 per share.

(d)
Three and nine months ended September 30, 2012 include a benefit from the revision of assumptions used in determining reserves held for living income benefit riders consistent with unlocking for deferred policy acquisition costs and deferred sales inducements. The impact decreased interest sensitive and index product benefits for the three and nine months ended September 30, 2012 by $2.2 million; reduced the net loss for the three months ended September 30, 2012, increased net income for the nine months ended September 30, 2012 and increased operating income for the three and nine months ended September 30, 2012 by $1.4 million; reduced loss per common share - assuming dilution for the three months ended September 30, 2012 and increased earnings per common share - assuming dilution for the nine months ended September 30, 2012 and operating income per commons share - assuming dilution for the three and nine months ended September 30, 2012 by $0.02 per share.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2012

Operating Income
Nine months ended September 30, 2012 (Unaudited)

		Adjustments
	As Reported	Realized Losses and Other Adjustments	Derivatives and Other Index Annuity	Operating Income (a)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life insurance premiums	$9,770	$—	$—	$9,770
Annuity product charges	65,176	—	—	65,176
Net investment income	965,763	—	—	965,763
Change in fair value of derivatives	269,404	—	(293,814)	(24,410)
Net realized losses on investments, excluding other than temporary impairment ("OTTI") losses	(7,925)	7,925	—	—
Net OTTI losses recognized in operations	(5,545)	5,545	—	—
Total revenues	1,296,643	13,470	(293,814)	1,016,299

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	6,232	—	—	6,232
Interest sensitive and index product benefits (d)	527,961	—	—	527,961
Amortization of deferred sales inducements (c)	50,359	2,628	49,609	102,596
Change in fair value of embedded derivatives	466,278	—	(471,851)	(5,573)
Interest expense on notes payable	21,208	—	—	21,208
Interest expense on subordinated debentures	10,384	—	—	10,384
Amortization of deferred policy acquisition costs (c)	105,086	4,456	62,144	171,686
Other operating costs and expenses (b)	76,785	(17,532)	—	59,253
Total benefits and expenses	1,264,293	(10,448)	(360,098)	893,747
Income before income taxes	32,350	23,918	66,284	122,552
Income tax expense	10,949	8,515	23,806	43,270
Net income (b) (c) (d)	$21,401	$15,403	$42,478	$79,282

Earnings per common share	$0.35			$1.31
Earnings per common share - assuming dilution (b) (c) (d)	$0.34			$1.22

(a)
In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments including net OTTI losses recognized in operations, litigation reserve and fair value changes in derivatives and embedded derivatives. Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends. We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

(b)    See note (b) on page 3.

(c)	See note (c) on page 3 for discussion of the impact of unlocking on "As Reported" amounts and note (c) on page 7 for discussion of the impact of unlocking on "Operating Income" amounts.
(d)    See note (d) on page 3.

Change in fair value of derivatives:
Proceeds received at expiration	$253,619	$—	$253,619
Cost of money for fixed index annuities	(272,456)	—	(272,456)
2015 notes hedges, interest rate swap and interest rate caps	(10,610)	5,037	(5,573)
Change in the difference between fair value and remaining option cost at beginning and end of period	298,851	(298,851)	—
	$269,404	$(293,814)	$(24,410)

Index credits included in interest credited to account balances	$253,490		$253,490

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2012

Operating Income
Three months ended September 30, 2012 (Unaudited)

		Adjustments
	As Reported	Realized Losses and Other Adjustments	Derivatives and Other Index Annuity	Operating Income (a)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life insurance premiums	$3,300	$—	$—	$3,300
Annuity product charges	23,875	—	—	23,875
Net investment income	318,594	—	—	318,594
Change in fair value of derivatives	161,090	—	(96,232)	64,858
Net realized losses on investments, excluding other than temporary impairment ("OTTI") losses	(1,238)	1,238	—	—
Net OTTI losses recognized in operations	(1,686)	1,686	—	—
Total revenues	503,935	2,924	(96,232)	410,627

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,865	—	—	1,865
Interest sensitive and index product benefits (d)	246,105	—	—	246,105
Amortization of deferred sales inducements (c)	7,709	1,306	26,972	35,987
Change in fair value of embedded derivatives	188,201	—	(186,362)	1,839
Interest expense on notes payable	7,141	—	—	7,141
Interest expense on subordinated debentures	3,235	—	—	3,235
Amortization of deferred policy acquisition costs (c)	25,954	2,077	33,559	61,590
Other operating costs and expenses (b)	36,170	(17,532)	—	18,638
Total benefits and expenses	516,380	(14,149)	(125,831)	376,400
Income (loss) before income taxes	(12,445)	17,073	29,599	34,227
Income tax expense (benefit)	(4,616)	6,078	10,599	12,061
Net income (loss) (b) (c) (d)	$(7,829)	$10,995	$19,000	$22,166

Earnings per common share	$(0.13)			$0.35
Earnings per common share - assuming dilution (b) (c) (d)	$(0.13)			$0.34

(a)
In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments including net OTTI losses recognized in operations, litigation reserve and fair value changes in derivatives and embedded derivatives. Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends. We believe the combined presentation and evaluation of operating income together with net income (loss), provides information that may enhance an investor’s understanding of our underlying results and profitability.

(b)	See note (b) on page 3.

(c)	See note (c) on page 3 for discussion of the impact of unlocking on "As Reported" amounts and note (c) on page 7 for discussion of the impact of unlocking on "Operating Income" amounts.
(d)    See note (d) on page 3.

Change in fair value of derivatives:
Proceeds received at expiration	$152,716	$—	$152,716
Cost of money for fixed index annuities	(89,697)	—	(89,697)
2015 notes hedges, interest rate swap and interest rate caps	355	1,484	1,839
Change in the difference between fair value and remaining option cost at beginning and end of period	97,716	(97,716)	—
	$161,090	$(96,232)	$64,858

Index credits included in interest credited to account balances	$152,150		$152,150

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2012

Operating Income/Net Income
Quarterly Summary - Most Recent 5 Quarters (Unaudited)

	Q3 2012	Q2 2012	Q1 2012	Q4 2011	Q3 2011
	(Dollars in thousands, except per share data)
Revenues:
Traditional life insurance premiums	$3,300	$3,248	$3,222	$2,820	$3,126
Annuity product charges	23,875	21,908	19,393	18,930	20,405
Net investment income	318,594	320,259	326,910	324,272	305,502
Change in fair value of derivatives	64,858	(65,164)	(24,104)	(1,275)	12,411
Total revenues	410,627	280,251	325,421	344,747	341,444

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,865	2,250	2,117	1,588	1,888
Interest sensitive and index product benefits (d)	246,105	142,733	139,123	154,440	223,232
Amortization of deferred sales inducements (c)	35,987	33,141	33,468	31,521	24,279
Change in fair value of embedded derivatives	1,839	(24,163)	16,751	23,899	(41,447)
Interest expense on notes payable	7,141	7,072	6,995	7,910	7,984
Interest expense on subordinated debentures	3,235	3,563	3,586	3,542	3,488
Interest expense on amounts due under repurchase agreements	—	—	—	25	—
Amortization of deferred policy acquisition costs (c)	61,590	54,457	55,639	53,525	42,197
Other operating costs and expenses (b)	18,638	18,902	21,713	17,518	15,903
Total benefits and expenses	376,400	237,955	279,392	293,968	277,524
Operating income before income taxes	34,227	42,296	46,029	50,779	63,920
Income tax expense	12,061	14,940	16,269	18,177	22,456
Operating income (a) (b) (c) (d)	22,166	27,356	29,760	32,602	41,464
Net realized gains (losses) and net OTTI losses on investments, net of offsets	(1,415)	(861)	(3,547)	(5,616)	(8,988)
Litigation reserve, net of offsets	(9,580)	—	—	—	—
Net effect of derivatives and other index annuity, net of offsets	(19,000)	(7,736)	(15,742)	22,713	(45,544)
Net income (loss)	$(7,829)	$18,759	$10,471	$49,699	$(13,068)

Operating income per common share (a)	$0.35	$0.46	$0.50	$0.55	$0.70
Operating income per common share - assuming dilution (a) (b) (c) (d)	$0.34	$0.43	$0.46	$0.52	$0.67
Earnings (loss) per common share	$(0.13)	$0.31	$0.18	$0.83	$(0.22)
Earnings (loss) per common share - assuming dilution	$(0.13)	$0.30	$0.16	$0.79	$(0.22)

Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	62,504	59,943	59,701	59,641	59,596
Earnings (loss) per common share - assuming dilution	65,262	64,254	65,930	63,582	62,698

(a), (b), (c) - See notes on page 7.

(d) - See note (d) on page 3.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2012

(a)
In addition to net income (loss), we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Operating income equals net income (loss) adjusted to eliminate the impact of net realized gains and losses on investments including net OTTI losses recognized in operations, litigation reserve and fair value changes in derivatives and embedded derivatives. Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends. We believe the combined presentation and evaluation of operating income together with net income (loss), provides information that may enhance an investor’s understanding of our underlying results and profitability.

(b)
Other operating costs and expenses for the third, second and first quarters of 2012 include $2.2 million, $2.0 million and $3.0 million, respectively, of expense related to the impact of the prospective adoption (effective January 1, 2012) of revised accounting guidance for deferred policy acquisition costs. This change, including the impact on related amortization expense, decreased operating income for the third, second and first quarter of 2012 by $1.4 million, $1.3 million and $1.9 million, respectively, and reduced operating income per common share - assuming dilution for the third, second and first quarters of 2012 by $0.02, $0.02 and $0.03, respectively.

(c)
Three months ended September 30, 2012 includes expense from unlocking which increased amortization of deferred sales inducements by $2.4 million and amortization of deferred acquisition costs by $7.3 million and decreased operating income by $6.3 million and operating income per common share - assuming dilution by $0.09 per share.

Three months ended September 30, 2011 includes benefit from unlocking which reduced amortization of deferred sales inducements by $7.3 million and amortization of deferred acquisition costs by $12.1 million and increased operating income by $12.5 million and operating income per common share - assuming dilution by $0.20 per share.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2012

Capitalization/Book Value per Share

	September 30, 2012	December 31, 2011
	(Dollars in thousands, except per share data)
Capitalization:
Notes payable	$306,696	$297,608
Subordinated debentures payable to subsidiary trusts	245,825	268,593
Total debt	552,521	566,201
Total stockholders’ equity	1,714,953	1,408,679
Total capitalization	2,267,474	1,974,880
Accumulated other comprehensive income (AOCI)	(712,186)	(457,229)
Total capitalization excluding AOCI (a)	$1,555,288	$1,517,651

Total stockholders’ equity	$1,714,953	$1,408,679
Accumulated other comprehensive income	(712,186)	(457,229)
Total stockholders’ equity excluding AOCI (a)	$1,002,767	$951,450

Common shares outstanding (b)	62,393,059	59,131,995

Book Value per Share: (c)
Book value per share including AOCI	$27.49	$23.82
Book value per share excluding AOCI (a)	$16.07	$16.09

Debt-to-Capital Ratios: (d)
Senior debt / Total capitalization	19.7%	19.6%
Adjusted debt / Total capitalization	20.5%	22.3%

(a)
Total capitalization, total stockholders’ equity and book value per share excluding AOCI, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.

(b)
Common shares outstanding include shares held by the NMO Deferred Compensation Trust: 2012 - 1,139,702 shares; 2011 - 1,631,548 shares and exclude unallocated shares held by ESOP: 2012 - 294,770 shares; 2011 - 336,093 shares.

(c)
Book value per share including and excluding AOCI is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding.

(d)
Debt-to-capital ratios are computed using total capitalization excluding AOCI. Adjusted debt includes notes payable and the portion of the total subordinated debentures payable to subsidiary trusts outstanding (qualifying trust preferred securities) that exceeds 15% of total capitalization excluding AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2012

Annuity Deposits by Product Type

	Three Months Ended September 30,		Nine Months Ended September 30,		Year Ended December 31,
Product Type	2012	2011	2012	2011	2011
	(Dollars in thousands)
Fixed Index Annuities:
Index Strategies	$547,230	$701,796	$1,568,989	$2,075,800	$2,839,295
Fixed Strategy	315,029	317,091	885,589	986,724	1,377,987
	862,259	1,018,887	2,454,578	3,062,524	4,217,282
Fixed Rate Annuities:
Single-Year Rate Guaranteed	22,413	37,195	78,041	118,084	169,304
Multi-Year Rate Guaranteed	45,037	116,768	205,934	279,407	397,925
Single premium immediate annuities	52,315	94,514	140,265	257,995	305,603
	119,765	248,477	424,240	655,486	872,832
Total before coinsurance ceded	982,024	1,267,364	2,878,818	3,718,010	5,090,114
Coinsurance ceded	36,539	94,412	167,986	230,620	326,531
Net after coinsurance ceded	$945,485	$1,172,952	$2,710,832	$3,487,390	$4,763,583

Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of coinsurance) Account Values at September 30, 2012:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%

Fixed Index Annuities	14.2	10.5	16.1%	$24,701,911	92.5%
Single-Year Fixed Rate Guaranteed Annuities	11.1	4.7	8.0%	1,442,821	5.4%
Multi-Year Fixed Rate Guaranteed Annuities (a)	6.2	1.9	4.6%	567,632	2.1%
Total	13.9	10.0	15.4%	$26,712,364	100.0%
(a) 55% of Net Account Value is no longer in multi-year rate guarantee period and can be adjusted annually.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2012

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$539,662	$528,685
0.0% < 2.0%	42,977	199,301
2.0% < 3.0%	156,979	190,087
3.0% < 4.0%	27,684	364,953
4.0% < 5.0%	51,942	231,792
5.0% < 6.0%	24,021	241,653
6.0% < 7.0%	164,751	201,962
7.0% < 8.0%	207,805	482,862
8.0% < 9.0%	172,189	643,403
9.0% < 10.0%	119,927	485,815
10.0% or greater	502,516	21,131,398
	$2,010,453	$24,701,911

	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
	(Dollars in thousands)
SURRENDER CHARGE EXPIRATION BY YEAR:
Out of Surrender Charge	$1,068,347	—%
2012	93,847	1.89%
2013	490,384	2.20%
2014	542,505	3.60%
2015	580,886	5.32%
2016	833,417	6.95%
2017	987,789	8.04%
2018	846,098	10.29%
2019	598,293	10.91%
2020	933,850	12.35%
2021	1,241,197	14.10%
2022	1,721,029	15.92%
2023	3,817,649	18.36%
2024	4,146,752	19.07%
2025	3,191,739	19.00%
2026	2,441,514	19.10%
2027	1,950,225	19.64%
2028	1,207,179	19.99%
2029	19,664	20.00%
	$26,712,364	15.39%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2012

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$597,146	$698,131
› 0.0% - 0.25%	421,578	601,658
› 0.25% - 0.5%	136,168	100,309
› 0.5% - 1.0% (a)	329,731	1,139,412
› 1.0% - 1.5% (a)	126,156	29,965
› 1.5% - 2.0%	156,786	2,343
› 2.0% - 2.5%	4,034	—
› 2.5% - 3.0%	41,377	—
1.00% ultimate guarantee - 2.34% wtd avg interest rate (b)	15,037	—
1.50% ultimate guarantee - 1.83% wtd avg interest rate (b)	73,807	1,875,020
2.00% ultimate guarantee - 2.70% wtd avg interest rate (b)	108,633	—
2.25% ultimate guarantee - 2.76% wtd avg interest rate (b)	—	1,598,258
3.00% ultimate guarantee - 2.96% wtd avg interest rate (b)	—	3,184,572
Allocated to index strategies (see tables that follow)	—	15,472,243
	$2,010,453	$24,701,911

(a)
$168,643 of Fixed Annuities Account Value have a guarantee of 2.25% for the first 10 years and 3.00% thereafter. They begin increasing in 2014. $652,668 of Index Annuities Account Value is in fixed rate strategies that have a guarantee of 2.25% for the first 10 years and 3.00% thereafter. They begin increasing in 2014.

(b)	The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy is 1.00%. The ultimate guaranteed rate is applied on less than 100% of the premium.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2012

Annuity Liability Characteristics

FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Annual Monthly Average and Point-to-Point with Caps
	Minimum Guaranteed Cap
	1%	3%	4%	7%	8% +
Current Cap	(Dollars in thousands)
At minimum	$—	$1,832	$667,860	$53,230	$284,563
3% - 3.25%	1,155,764	—	—	—	—
4% - 5%	11,564	120,023	1,362,111	—	—
5% - 6%	—	6,360	2,167,561	—	—
6% - 7%	—	—	3,215,506	—	—
>= 7%	—	12,612	234,805	135,663	89,452

Annual Monthly Average and Point-to-Point with Participation Rates
	Minimum Guaranteed Participation Rate
	10%	25%	35%	50% +
Current Participation Rate	(Dollars in thousands)
At minimum	$19	$330,059	$172,776	$201,506
< 20%	98,934	—	—	—
20% - 40%	80,005	498,900	—	—
40% - 60%	—	176,467	141,458	1,287
>= 60%	—	23,760	19,081	16,627

S&P 500 Monthly Point-to-Point - Minimum Guaranteed Monthly Cap = 1% (Dollars in thousands)
Current Cap
At minimum	$8,996
1.6% - 1.8%	1,220,397
2.0% - 2.4%	1,628,490
>= 2.4%	1,324,580

If all caps and participation rates were reduced to minimum caps and participation rates, the cost of options would decrease by 0.63% based upon prices of options for the week ended October 16, 2012.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2012

Spread Results

	Three Months Ended September 30,		Nine Months Ended September 30,		Year Ended December 31,
	2012	2011	2012	2011	2011
Reported Amounts
Average yield on invested assets	5.17%	5.70%	5.36%	5.81%	5.80%
Aggregate cost of money	2.55%	2.75%	2.60%	2.77%	2.77%
Aggregate investment spread	2.62%	2.95%	2.76%	3.04%	3.03%

Adjustments
Investment yield - temporary cash investments	0.29%	0.11%	0.23%	0.09%	0.07%
Investment yield - additional prepayment income	(0.04)%	—%	(0.04)%	—%	—%
Cost of money effect of (under) over hedging	0.01%	0.05%	0.01%	0.07%	0.06%

Adjusted Amounts
Average yield on invested assets	5.42%	5.81%	5.55%	5.90%	5.87%
Aggregate cost of money	2.56%	2.80%	2.61%	2.84%	2.83%
Aggregate investment spread	2.86%	3.01%	2.94%	3.06%	3.04%

Summary of Invested Assets

	September 30, 2012		December 31, 2011
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Fixed maturity securities:
United States Government full faith and credit	$5,205	—%	$4,678	—%
United States Government sponsored agencies	1,958,737	7.5%	4,368,053	17.9%
United States municipalities, states and territories	3,571,462	13.7%	3,333,383	13.7%
Foreign government obligations	98,825	0.4%	43,228	0.2%
Corporate securities	13,319,047	51.1%	10,192,293	41.8%
Residential mortgage backed securities	2,565,959	9.9%	2,703,290	11.1%
Commercial mortgage backed securities	78,912	0.3%	—	—%
Other asset backed securities	888,393	3.4%	463,390	1.9%
Total fixed maturity securities	22,486,540	86.3%	21,108,315	86.6%
Equity securities	61,604	0.2%	62,845	0.2%
Mortgage loans on real estate	2,724,321	10.5%	2,823,047	11.6%
Derivative instruments	577,784	2.2%	273,314	1.1%
Other investments	196,779	0.8%	115,930	0.5%
	$26,047,028	100.0%	$24,383,451	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2012

Credit Quality of Fixed Maturity Securities - September 30, 2012

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
	(Dollars in thousands)			(Dollars in thousands)
1	$14,591,003	64.9%	Aaa/Aa/A	$13,889,605	61.8%
2	7,538,539	33.6%	Baa	7,214,242	32.1%
3	316,752	1.4%	Ba	254,342	1.1%
4	32,361	0.1%	B	188,838	0.9%
5	4,006	—%	Caa and lower	818,111	3.6%
6	3,879	—%	In or near default	121,402	0.5%
	$22,486,540	100.0%		$22,486,540	100.0%

Watch List Securities - September 30, 2012

General Description	Amortized Cost	Unrealized Losses	Fair Value	Months Below Amortized Cost
	(Dollars in thousands)
Corporate bonds:
Finance	$68,975	$(10,040)	$58,935	7 - 22
Industrial	38,877	(6,553)	32,324	14 - 25
	$107,852	$(16,593)	$91,259

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2012

Summary of Residential Mortgage Backed Securities

Collateral Type	Principal Amount	Amortized Cost	Fair Value
	(Dollars in thousands)
OTTI has not been recognized
Government agency	$641,422	$590,724	$693,914
Prime	945,241	900,427	947,156
Alt-A	42,240	42,814	42,905
	$1,628,903	$1,533,965	$1,683,975
OTTI has been recognized
Prime	$626,695	$551,983	$543,988
Alt-A	434,107	347,132	337,996
	$1,060,802	$899,115	$881,984
Total by collateral type
Government agency	$641,422	$590,724	$693,914
Prime	1,571,936	1,452,410	1,491,144
Alt-A	476,347	389,946	380,901
	$2,689,705	$2,433,080	$2,565,959
Total by NAIC designation
1	$2,403,998	$2,176,085	$2,314,091
2	263,528	238,012	232,812
3	18,135	16,407	17,184
6	4,044	2,576	1,872
	$2,689,705	$2,433,080	$2,565,959

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2012

Fixed Maturity Securities by Sector

	September 30, 2012		December 31, 2011
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(Dollars in thousands)
Available for sale:
United States Government full faith and credit and sponsored agencies	$1,944,152	$1,963,942	$1,784,485	$1,804,457
United States municipalities, states and territories	3,096,008	3,571,462	2,981,699	3,333,383
Foreign Government obligations	81,126	98,825	36,373	43,228
Corporate securities:
Consumer discretionary	1,152,602	1,316,919	885,834	992,042
Consumer staples	739,139	853,753	614,531	701,192
Energy	1,314,331	1,500,671	1,042,956	1,166,284
Financials	2,253,788	2,480,059	1,802,745	1,862,573
Health care	772,026	915,403	667,014	765,274
Industrials	1,331,926	1,525,169	1,029,933	1,151,961
Information technology	788,769	876,234	486,545	547,195
Materials	923,774	1,024,836	562,272	627,405
Military housing	5,326	5,366	5,331	5,482
Telecommunications	347,640	389,779	251,202	268,924
Utilities	1,996,280	2,326,113	1,727,993	1,988,764
Residential mortgage backed securities:
Government agency	590,724	693,914	449,720	547,987
Prime	1,452,410	1,491,144	1,738,702	1,761,890
Alt-A	389,946	380,901	429,518	393,413
Commercial mortgage backed securities	78,682	78,912	—	—
Other asset backed securities:
Consumer discretionary	20,064	21,622	18,061	18,512
Consumer staples	34,775	38,259	5,000	5,038
Energy	8,312	9,113	8,338	8,680
Financials	491,991	506,003	160,994	162,892
Industrials	96,433	102,143	57,547	61,285
Military housing	150,718	156,819	142,903	152,549
Telecommunications	7,335	8,680	7,334	8,435
Utilities	14,434	16,700	14,762	17,221
Other	26,318	29,054	27,570	28,778
Redeemable preferred stock - financials	26,985	28,697	40,817	39,265
	$20,136,014	$22,410,492	$16,980,179	$18,464,109
Held for investment:
United States Government sponsored agencies	$—	$—	$2,568,274	$2,585,080
Corporate security - financials	76,048	63,759	75,932	59,342
	$76,048	$63,759	$2,644,206	$2,644,422

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2012

Mortgage Loans on Commercial Real Estate

	September 30, 2012		December 31, 2011
	Principal	Percent	Principal	Percent
	(Dollars in thousands)
Geographic distribution
East	$719,407	26.0%	$719,231	25.2%
Middle Atlantic	156,828	5.7%	169,240	5.9%
Mountain	404,803	14.7%	411,054	14.4%
New England	26,763	1.0%	36,815	1.3%
Pacific	325,936	11.8%	309,693	10.8%
South Atlantic	500,232	18.1%	493,764	17.3%
West North Central	406,511	14.7%	487,693	17.1%
West South Central	222,381	8.0%	228,521	8.0%
	$2,762,861	100.0%	$2,856,011	100.0%

Property type distribution
Office	$702,796	25.5%	$777,343	27.2%
Medical Office	143,971	5.2%	175,580	6.1%
Retail	699,190	25.3%	635,916	22.3%
Industrial/Warehouse	699,690	25.3%	710,426	24.9%
Hotel	106,596	3.9%	139,193	4.9%
Apartment	208,099	7.5%	187,548	6.6%
Mixed use/other	202,519	7.3%	230,005	8.0%
	$2,762,861	100.0%	$2,856,011	100.0%

	September 30, 2012	December 31, 2011
	(Dollars in thousands)
Credit Exposure - By Payment Activity
Performing	$2,682,471	$2,743,068
In workout	44,371	67,425
Delinquent	—	6,595
Collateral dependent	36,019	38,923
	2,762,861	2,856,011
Specific loan loss allowance	(26,422)	(23,664)
General loan loss allowance	(11,600)	(9,300)
Deferred prepayment fees	(518)	—
	$2,724,321	$2,823,047

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2012

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
D. J. Noble, Executive Chairman
(515) 457-1703, dnoble@american-equity.com
Debra J. Richardson, Executive Vice President and Secretary
(515) 273-3551, drichardson@american-equity.com
John M. Matovina, Chief Executive Officer and President
(515) 457-1813, jmatovina@american-equity.com
Ted M. Johnson, Chief Financial Officer and Treasurer
(515) 457-1980, tjohnson@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2012
First Quarter	$13.09	$10.13	$12.77	$0.00
Second Quarter	$12.95	$10.00	$11.01	$0.00
Third Quarter	$12.36	$10.72	$11.63	$0.00

2011
First Quarter	$13.93	$11.27	$13.12	$0.00
Second Quarter	$13.53	$11.91	$12.71	$0.00
Third Quarter	$13.22	$8.01	$8.75	$0.00
Fourth Quarter	$11.82	$8.05	$10.40	$0.12

2010
First Quarter	$10.99	$6.65	$10.65	$0.00
Second Quarter	$11.64	$8.53	$10.32	$0.00
Third Quarter	$11.19	$9.19	$10.24	$0.00
Fourth Quarter	$13.01	$10.11	$12.55	$0.10
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Julie L. LaFollette, Investor Relations, at (515) 273-3602 or by visiting our web site at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement-September 30, 2012

Research Analyst Coverage

Steven Schwartz
Raymond James & Associates, Inc.
(312) 612-7686
steven.schwartz@raymondjames.com

Randy Binner
Friedman, Billings, Ramsey & Co., Inc.
(703) 312-1890
rbinner@fbr.com

Edward Shields
Sandler O’Neill & Partners
(312) 281-3487
eshields@sandleroneill.com

Mark Hughes
SunTrust Robinson Humphrey
(615) 748-5680
mark_hughes@rhco.com

Daniel Furtado
Jefferies & Company, Inc.
(415) 229-1569
dfurtado@jefferies.com

Paul Sarran, Mark Finkelstein
Evercore Partners
(312) 445-6440 mark.finkelstein@evercore.com
(312) 445-6441 paul.sarran@evercore.com